UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 7, 2007

LEGGETT & PLATT, INCORPORATED

401(k) PLAN AND TRUST

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

This Current Report on Form 8-K relates solely to the Leggett & Platt, Incorporated 401(k) Plan and Trust (the “Plan”).

(a) Previous Independent Registered Public Accounting Firm. On November 7, 2007 the Administrative Committee of the Plan, after recommendation by the Leggett & Platt, Incorporated (the “Company”) Audit Committee, dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm.

The reports of PwC on the financial statements of the Plan for the years ended December 31, 2005 and December 31, 2006 neither (i) contained an adverse opinion or a disclaimer of opinion; nor (ii) were qualified or modified as to uncertainty, audit scope or accounting principle.

During the two fiscal years ended December 31, 2005 and December 31, 2006 and the subsequent period through November 7, 2007 there has not been (i) any disagreement between the Plan and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to PwC’s satisfaction would have caused PwC to make reference to the subject matter of the disagreement in connection with its report, and (ii) any “reportable event” (as defined in Regulation S-K, Item 304(a)(1)(v)).

PwC has been provided a copy of the above disclosures with a request that it furnish to the Plan a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Plan and, if not, stating why it does not agree. A letter from PwC is attached hereto and incorporated herein as Exhibit 16.

(b) New Independent Registered Public Accounting Firm. On November 7, 2007 the Administrative Committee of the Plan, after recommendation of Company’s Audit Committee, engaged BKD, LLP (BKD) as the independent registered public accounting firm to audit the Plan’s financial statements beginning with the fiscal year ended December 31, 2007. During the Plan’s fiscal years ended December 31, 2005 and December 31, 2006 and through November 7, 2007 the Plan (or someone on its behalf) did not:

(i)	consult BKD regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan’s financial statements; and neither a written report nor oral advice was provided to the Plan by BKD that BKD concluded was an important factor considered by the Plan in reaching a decision as to an accounting, auditing or financial reporting issue; or

(ii)	consult BKD regarding any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
16	Letter regarding change in certifying accountant from PricewaterhouseCoopers LLP to the SEC, dated November 8, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED
401(k) PLAN AND TRUST

Date: November 9, 2007	By:	/s/ John G. Moore
John G. Moore
Vice President – Corporate Affairs & Governance
and Plan Administrative Committee Member

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EXHIBIT INDEX

Exhibit No.	Description
16	Letter regarding change in certifying accountant from PricewaterhouseCoopers LLP to the SEC, dated November 8, 2007

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